EXHIBIT 99.1

ANNEX A
THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by SLM ECFC and VG Funding by employing several criteria, including requirements that each trust student loan as of the original cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):
•
was a consolidation loan guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was fully disbursed;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.
No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.
Unless otherwise specified, all information with respect to the trust student loans is presented as of May 31, 2021, which is the statistical disclosure date.
The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,960,872 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 8 borrowers have more than one trust student loan.
The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods. See “Risk Factors—Forbearances Granted As a Result of the COVID-19 Pandemic May Delay Payments of Interest and Principal” in this remarketing memorandum.
The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.
COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$947,438,519
Aggregate Outstanding Principal Balance – Treasury Bill	$47,414,805
Percentage of Aggregate Outstanding Principal Balance –Treasury Bill	5.00%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$834,023,955
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	88.03%
Aggregate Outstanding Principal Balance – Treasury Bill Other	$65,999,758
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill Other	6.97%
Number of Borrowers	29,795
Average Outstanding Principal Balance Per Borrower	$31,799
Number of Loans	54,479
Average Outstanding Principal Balance Per Loan – Treasury Bill	$37,217
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,120
Average Outstanding Principal Balance Per Loan – Treasury Bill Other	$45,051
Weighted Average Remaining Term to Scheduled Maturity	176 months
Weighted Average Annual Interest Rate	4.41%
We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.
The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.12% as of the statistical disclosure date.
The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.
The category “Other” in the table above represents the Health Education Assistance Loan Program (which we refer to as “HEAL” and the loans originated under such program as “HEAL Loans”) portion of any consolidation loans made under the FFELP which consolidated one or more Stafford Loans, SLS Loans and/or PLUS Loans with one or more student loans originated under the HEAL Program. These consolidation loans are guaranteed as to principal and interest by a guaranty agency and reinsured by the Department of Education. The HEAL portion of any consolidation loan is not eligible to receive special allowance payments or interest subsidy payments. The interest rate on the HEAL Loan segment of any such consolidation loan is variable and is reset each July 1, based upon the average bond-equivalent rate for 91-day Treasury bills auctioned during the three months ending June 30, plus 3.0%. In addition, the applicable interest rate on the HEAL Loan segment of any such consolidation loan is not subject to any cap on the interest rate that may apply to the principal of the HEAL Loan segment.
For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	11,443	$151,626,723	16.0%
3.01% to 3.50%	15,719	234,880,434	24.8
3.51% to 4.00%	9,997	156,218,897	16.5
4.01% to 4.50%	9,726	157,275,707	16.6
4.51% to 5.00%	2,151	47,384,636	5.0
5.01% to 5.50%	917	21,930,958	2.3
5.51% to 6.00%	631	15,783,365	1.7
6.01% to 6.50%	584	18,237,061	1.9
6.51% to 7.00%	912	26,104,139	2.8
7.01% to 7.50%	402	13,982,497	1.5
7.51% to 8.00%	749	29,008,047	3.1
8.01% to 8.50%	780	49,206,956	5.2
Equal to or greater than 8.51%	468	25,799,098	2.7

Total	54,479	$947,438,519	100.0%
We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	5,987	$16,587,369	1.8%
$ 5,000.00-$ 9,999.99	5,075	36,838,831	3.9
$10,000.00-$14,999.99	3,348	41,594,258	4.4
$15,000.00-$19,999.99	2,710	47,025,446	5.0
$20,000.00-$24,999.99	2,005	44,977,071	4.7
$25,000.00-$29,999.99	1,603	43,952,738	4.6
$30,000.00-$34,999.99	1,228	39,756,535	4.2
$35,000.00-$39,999.99	1,026	38,439,754	4.1
$40,000.00-$44,999.99	864	36,694,001	3.9
$45,000.00-$49,999.99	742	35,163,202	3.7
$50,000.00-$54,999.99	643	33,653,066	3.6
$55,000.00-$59,999.99	477	27,436,753	2.9
$60,000.00-$64,999.99	480	29,955,790	3.2
$65,000.00-$69,999.99	359	24,207,424	2.6
$70,000.00-$74,999.99	299	21,690,386	2.3
$75,000.00-$79,999.99	295	22,869,358	2.4
$80,000.00-$84,999.99	243	20,009,315	2.1
$85,000.00-$89,999.99	196	17,113,723	1.8
$90,000.00-$94,999.99	190	17,568,268	1.9
$95,000.00-$99,999.99	194	18,929,297	2.0
$100,000.00 and above	1,831	332,975,934	35.1

Total	29,795	$947,438,519	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	52,905	$908,150,286	95.9%
31-60 days	552	12,375,888	1.3
61-90 days	269	6,606,472	0.7
91-120 days	219	5,254,708	0.6
121-150 days	136	5,451,466	0.6
151-180 days	60	1,289,048	0.1
181-210 days	55	1,812,589	0.2
Greater than 210 days	283	6,498,060	0.7

Total	54,479	$947,438,519	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	151	$37,318	*
4 to 12	714	606,006	0.1%
13 to 24	1,289	2,123,912	0.2
25 to 36	1,342	3,969,002	0.4
37 to 48	8,167	22,417,241	2.4
49 to 60	3,278	14,906,729	1.6
61 to 72	2,578	14,698,564	1.6
73 to 84	2,111	14,962,457	1.6
85 to 96	1,829	15,672,128	1.7
97 to 108	4,919	45,652,026	4.8
109 to 120	2,663	32,450,414	3.4
121 to 132	3,821	71,730,271	7.6
133 to 144	3,670	77,224,099	8.2
145 to 156	2,726	64,774,038	6.8
157 to 168	5,162	120,296,948	12.7
169 to 180	2,196	65,298,209	6.9
181 to 192	1,614	53,282,285	5.6
193 to 204	1,456	54,968,027	5.8
205 to 216	929	37,753,541	4.0
217 to 228	960	43,100,633	4.5
229 to 240	845	37,754,358	4.0
241 to 252	497	25,839,882	2.7
253 to 264	282	14,061,226	1.5
265 to 276	229	13,603,891	1.4
277 to 288	178	11,015,170	1.2
289 to 300	240	20,510,507	2.2
301 to 312	298	32,944,026	3.5

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
313 to 324	78	7,193,227	0.8
325 to 336	44	3,411,744	0.4
337 to 348	55	5,032,962	0.5
349 to 360	114	14,958,186	1.6
361 and above	44	5,189,492	0.5

Total	54,479	$947,438,519	100.0%

* Represents a percentage greater than 0% but less than 0.05%.
We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	1,460	$27,081,228	2.9%
Forbearance*	3,030	84,001,473	8.9
Repayment
First year in repayment	532	24,336,781	2.6
Second year in repayment	483	18,146,667	1.9
Third year in repayment	549	20,378,148	2.2
More than 3 years in repayment	48,425	773,494,221	81.6

Total	54,479	$947,438,519	100.0%

* Of the trust student loans in forbearance status, approximately 505 loans with an aggregate outstanding principal balance of $14,542,482, representing 2% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:
•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or
•	may be currently required to repay the loan – repayment.
See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.
The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 134.1 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.
SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	20.5	-	198.6
Forbearance	-	5.0	208.6
Repayment	-	-	170.8
We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $27,081,228 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $19,696,619 or approximately 72.7% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – SLM Corporation’s Student Loan Financing Business” in the prospectus.
GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	477	$8,506,870	0.9%
Alaska	59	768,300	0.1
Arizona	1,143	22,937,531	2.4
Arkansas	321	5,990,562	0.6
California	5,866	115,263,834	12.2
Colorado	901	13,835,998	1.5
Connecticut	770	10,380,117	1.1
Delaware	159	3,435,712	0.4
District of Columbia	207	4,495,819	0.5
Florida	3,970	74,312,529	7.8
Georgia	1,591	35,845,659	3.8
Hawaii	244	3,855,651	0.4
Idaho	205	4,171,418	0.4
Illinois	2,183	36,514,219	3.9
Indiana	1,510	20,871,723	2.2
Iowa	221	3,829,593	0.4
Kansas	977	12,010,000	1.3
Kentucky	452	6,669,092	0.7
Louisiana	1,689	28,867,478	3.0
Maine	154	2,115,188	0.2
Maryland	1,350	27,388,884	2.9
Massachusetts	1,676	24,227,768	2.6
Michigan	1,062	20,178,319	2.1
Minnesota	623	10,942,472	1.2
Mississippi	433	8,064,120	0.9
Missouri	1,119	17,305,656	1.8
Montana	123	2,125,058	0.2
Nebraska	98	1,480,686	0.2
Nevada	372	5,500,136	0.6
New Hampshire	251	3,337,438	0.4
New Jersey	1,483	25,122,377	2.7
New Mexico	156	2,431,993	0.3
New York	3,755	62,441,252	6.6
North Carolina	1,174	22,105,293	2.3
North Dakota	44	939,203	0.1
Ohio	2,836	50,431,889	5.3
Oklahoma	1,007	15,521,190	1.6
Oregon	853	13,724,236	1.4
Pennsylvania	1,952	32,390,307	3.4
Rhode Island	141	1,879,303	0.2
South Carolina	579	12,555,449	1.3
South Dakota	56	689,525	0.1
Tennessee	1,092	21,565,224	2.3
Texas	4,495	74,416,613	7.9
Utah	182	3,686,752	0.4
Vermont	84	1,294,278	0.1
Virginia	1,526	24,379,858	2.6
Washington	1,532	22,827,022	2.4
West Virginia	244	3,198,758	0.3

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Wisconsin	510	8,545,572	0.9
Wyoming	58	927,564	0.1
Other	514	11,137,030	1.2

Total	54,479	$947,438,519	100.0%
We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.
Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.
In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.
The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	29,265	$410,069,470	43.3%
Other Repayment Options(1)	19,709	349,701,935	36.9
Income-driven Repayment(2)	5,505	187,667,114	19.8

Total	54,479	$947,438,519	100.0%
(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.
With respect to interest-only loans, as of the statistical disclosure date, there are 284 loans with an aggregate outstanding principal balance of $11,327,527 currently in an interest-only period.  These interest-only loans represent approximately 1.2% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.
The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	26,217	$361,177,169	38.1%
Unsubsidized	28,262	586,261,350	61.9

Total	54,479	$947,438,519	100.0%
The following table provides information about the trust student loans regarding date of disbursement.
DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	149	$6,806,217	0.7%
October 1, 1993 through June 30, 2006	54,330	940,632,302	99.3
July 1, 2006 and later	0	0	0.0

Total	54,479	$947,438,519	100.0%
Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.
The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	2,219	$28,698,517	3.0%
College Assist	17	516,399	0.1
Educational Credit Management Corporation	2,090	31,393,147	3.3
Florida Off Of Student Fin’l Assistance	1,466	17,058,524	1.8
Great Lakes Higher Education Corporation	26,428	551,824,654	58.2
Illinois Student Assistance Comm	1,781	24,011,283	2.5
Kentucky Higher Educ. Asst. Auth.	1,297	16,959,379	1.8
Louisiana Office Of Student Financial Asst	848	10,843,123	1.1
Michigan Guaranty Agency	560	7,226,590	0.8
New York State Higher Ed Services Corp	6,694	103,481,063	10.9
Oklahoma Guaranteed Stud Loan Prog	933	13,648,167	1.4
Pennsylvania Higher Education Assistance Agency	4,838	61,132,061	6.5
Texas Guaranteed Student Loan Corp	5,306	80,645,710	8.5
United Student Aid Funds, Inc	2	-99	*
Total	54,479	$947,438,519	100.0%
*	Represents a percentage greater than 0% but less than 0.05%.